Exhibit 99.3

SECOND QUARTER2025 Fixed Income SupplementalBuckhead Landing | Atlanta, GA Glenwood Green | Old Bridge, NJSouth Beach Regional | Jacksonville, FLVillage District | Raleigh, NCCulver Public Market | Culver City, CARegency®Centers.

Highlights

Second Quarter 2025

- Reported Nareit FFO of $1.16 per diluted share and Core Operating Earnings of $1.10 per diluted share
- Increased Same Property NOI year-over-year, excluding lease termination fees, by 7.4% for the quarter and 5.8% year-to-date
- Raised 2025 Nareit FFO guidance to a range of $4.59 to $4.63 per diluted share and 2025 Core Operating Earnings guidance to a range of $4.36 to $4.40 per diluted share
- The midpoint of increased 2025 Nareit FFO guidance represents more than 7% year-over-year growth
- Raised 2025 guidance for Same Property NOI, excluding lease termination fees, to a range of 4.5% to 5.0% year-over-year growth
- Same Property percent leased ended the quarter at 96.5%, an increase of 100 basis points year-over-year, and Same Property percent commenced ended the quarter at 93.9%, up 190 basis points year-over-year
- Same Property anchor percent leased ended the quarter at 98.0%, an increase of 90 basis points year-over-year, and Same Property shop percent leased ended the quarter at 93.9%, up 100 basis points year-over-year
- Executed 1.9 million square feet of comparable new and renewal leases during the quarter at blended rent spreads of +10.0% on a cash basis and +19.3% on a straight-lined basis
- As of June 30, 2025, Regency's in-process development and redevelopment projects had estimated net project costs of $518 million at a blended estimated yield of 9%
- Issued $400 million of senior unsecured notes due 2032, with a coupon of 5.0%
- Pro-rata net debt and preferred stock to TTM operating EBITDAre at June 30, 2025 was 5.3x
- Issued our annual Corporate Responsibility report, highlighting achievements and progress within our corporate responsibility program and initiatives
- Subsequent to quarter end, acquired a portfolio of five shopping centers located within the Rancho Mission Viejo master planned community in Orange County, CA, for $357 million

2 FIXED INCOME SUPPLEMENTAL | JULY 2025 Regency Centers.

Credit Ratings & Select Ratios

Unsecured Public Debt Covenants					
	Required	6/30/25	3/31/25	12/31/24	9/30/24
Fair Market Value Calculation Method Covenants[(i)(ii)]					
Total Consolidated Debt to Total Consolidated Assets	$\leq$ 65%	28%	27%	27%	27%
Secured Consolidated Debt to Total Consolidated Assets	$\leq$ 40%	4%	4%	4%	4%
Consolidated Income for Debt Service to Consolidated Debt Service	$\geq$ 1.5x	4.5x	4.8x	4.9x	4.9x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	$>$ 150%	374%	380%	396%	397%

Credit Ratings			
Agency	**Rating**	**Outlook**	**Last Review Date**
S&P	A-	Stable	2/26/25
Moody's	A3	Stable	1/28/25

i. For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.
ii. Current period debt covenants are finalized and submitted after the Company's most recent Form 10-Q or Form 10-K filing.

3

FIXED INCOME SUPPLEMENTAL | JULY 2025

Regency Centers.

Capital Structure & Liquidity Profile

Capital Structure
(% of total capitalization)



3%
3%
1%
<1%
22%
$18.7 Billion
Total
Capitalization
70%
Equity
Unsecured Debt - Bonds
Consolidated Debt - Secured
Unconsolidated Debt - Secured
Preferred Equity
Line of Credit

Debt Composition
(Pro-Rata)



24%
<1%
75%
Unsecured Debt - Bonds
Secured Fixed Rate
Secured Variable Rate

Secured vs. Unsecured



22%
78%
Unsecured
Secured

Liquidity Profile ($ millions)	6/30/2025
Unsecured Credit Facility - Committed	1,500
Balance Outstanding	(30)
Undrawn Portion of Credit Facility	**1,470**
Cash, Cash Equivalents & Marketable Securities	155
Unsettled Forward ATM Equity	100
Total Liquidity	**1,725**

4

FIXED INCOME SUPPLEMENTAL | JULY 2025

Regency Centers.

A Well-Laddered Maturity SchedulePro Rata Debt Maturity Profile as of June 30, 2025$800M $769M$600M$425M$400M$200M$OM$1M2025 2026 2027 2028 2029 2030 2031 2032 2034 2035 2036 - 2046 2047 2049Unsecured Debt - Bonds Line of Credit Consolidated Debt - Secured Unconsolidated Debt - SecuredWtd Avg Interest Rate: 4.5% Wtd Avg Yrs to Maturity: 6.7 Total Pro Rata Debt: $5.6B5 Note: Company Filings as of 6/30/2025; pro rata amounts represent 100% of consolidated and REG's share of unconsolidated FIXED INCOME SUPPLEMENTAL I JULY 20251) On May 13, 2025 Regency closed on the issuance of $400 million of unsecured bonds due 2032, and used a portion of the proceeds to pay down the line of credit.Regency·Centers. $303M $474M $481M $563M $672M $177M $514M $415M $325M $300M

Follow UsSecond Quarter 2025 Earnings Conference CallWednesday, July 30th, 2025, Time: 11:00 AM ETDial#: 877-407-0789 or 201-689-8562Webcast: investors.regencY.centers.comForward-Looking StatementsCertain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and othersimilar statements relating to Regency's future events, developments, or financial or operational performance or results such as our 2025 Guidance, are "forward-lookingstatements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-lookingstatements are identified by the use of words such as "may," "will," "could," "should," "would," "expect," "estimate," "believe," "intend," "forecast," "project," "plan,""anticipate," "guidance," and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking.While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events andundue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonableassumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forwardlookingstatements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those riskfactors described in our Securities and Exchange Commission ("SEC") filings, our Annual Report on Form 10-K for the year ended December 31, 2024 ("2024 Form 10-K") under Item lA, as supplemented by the discussion in Item lA of Part II of our subsequent Quarterly Reports on Form 10-Q. When considering an investment in oursecurities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Qand our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, aswell as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regencyundertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to theextent required by law. These risks and events include, without limitation:Risk Factors Related to the Current Economic and Geopolitical EnvironmentsInterest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Economic challenges and policychanges may adversely impact our tenants and our business. Unfavorable developments that may affect the banking and financial services industry could adverselyaffect our business, liquidity and financial condition, and overall results of operations. Current geopolitical challenges could impact the U.S. economy and consumerspending and our results of operations and financial condition. Evolving political and economic events and uncertainties, including tariffs, retaliatory tariffs, internationaltrade disputes, and immigration policies could adversely impact the businesses of our tenants and our business.Risk Factors Related to Pandemics or other Public Health CrisesPandemics or other public health crises may adversely affect our tenants financial condition, the profitability of our properties, and our access to the capital markets andcould have a material adverse effect on our business, results of operations, cash flows and financial condition.Risk Factors Related to Operating Retail-Based Shopping CentersEconomic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses.Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact ourrevenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduceour revenues and cash flow. Our success depends on the continued presence and success of our "anchor" tenants. A percentage of our revenues are derived from"local" tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change.We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constantor increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety regulations may have a materialnegative effect on us.Risk Factors Related to Real Estate InvestmentsOur real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development,redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with theacquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition ordisposition of real estate.Risk Factors Related to the Environment Affecting Our PropertiesClimate change may adversely impact our properties, some of which may be more vulnerable due to their geographic location, and may lead to additional complianceobligations and costs. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.Risk Factors Related to Corporate MattersAn increased focus on metrics and reporting related to environmental, social, and governance ("ESG") factors by investors and other stakeholders may imposeadditional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital andrevenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations.Risk Factors Related to Our Partnerships and Joint VenturesWe do not have voting control over all of the properties owned in our real estate partnerships and joint ventures, so we are unable to ensure that our objectives will bepursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.Contact Information: Christy McElroySenior Vice President, Capital Markets 904-598-7616ChristyMcElroy@RegencyCenters.comRisk Factors Related to Funding Strategies and Capital StructureOur ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOi at our properties which mayadversely affect results of operations and financial condition. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Ourdebt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financialcondition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, includingthe risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.Risk Factors Related to Information Management and TechnologyThe unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data, or of Regency's proprietary or confidential information stored in ourinformation systems or by third parties on our behalf, could impact operations, and expose us to potential liabilities and material adverse financial impact. Any actual or perceivedfailure to comply with new or existing laws, regulations and other requirements relating to the privacy, security and processing of personal information could adversely affect ourbusiness, results of operations, or financial condition. The use of technology based on artificial intelligence presents risks relating to confidentiality, creation of inaccurate andflawed outputs and emerging regulatory risk, any or all of which may adversely affect our business and results of operations.Risk Factors Related to Taxes and the Parent Company's Qualification as a REITIf the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITsgenerally do not qualify for reduced tax rates. Certain non-U.S. stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock ifthe Parent Company does not qualify as a "domestically controlled" REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors.Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities. Partnership tax audit rules could have a material adverseeffect.Risk Factors Related to the Company's Common StockRestrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Parent Company'scapital stock may delay or prevent a change in control. Ownership in the Parent Company may be diluted in the future. The Parent Company's amended and restated bylawsprovides that the courts located in the State of Florida will be the sole and exclusive forum for substantially all disputes between us and our stockholders, which could limit ourstockholders' ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or employees. There is no assurance that we will continue to pay dividendsat current or historical rates.Non-GAAP Financial MeasuresWe believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial conditionand results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determiningmanagement incentive compensation and budgeting, forecasting and planning purposes.We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providingadditional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense andincome items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management's judgment about whichexpense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the nonGAAPfinancial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating thefinancial condition, results of operations or future prospects of the Company.Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts ("Nareit") defines as net income, computed inaccordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization related to real estate, and after adjustments forunconsolidated real estate partnerships. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciationand amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operationsfrom trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financialperformance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company'soperating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitutemeasure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the earlyextinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-tomarketof debt and derivative adjustments; and (iv) other amounts as they occur. The Company provides a econciliation of Net Income Attributable to Common Shareholders toNareit FFO to Core Operating Earnings.Adjusted Funds From Operations is an additional performance measure used by Regency that reflects cash available to fund the Company's business needs and distribution toshareholders. AFFO is calculated by adjusting Core Operating Earnings ( "COE") for (i) capital expenditures necessary to maintain and lease the Company's portfolio of properties,(ii) debt cost and derivative adjustments and (iii) stock-based compensation. The Company provides a reconciliation of Net Income Attributable to Common Shareholders toNareit FFO, to Core Operating Earnings, and to Adjusted Funds from Operations.FIXED INCOME SUPPLEMENTAL JULY 2025 Regency·Centers.